UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 5, 2007

VITAL SIGNS, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-18793	11-2279807
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

20 Campus Road, Totowa, New Jersey		07512
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (973) 790-1330

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On October 10, 2007, Vital Signs, Inc. issued a press release announcing that Mark D. Mishler will be joining Vital Signs as its Executive Vice President and Chief Financial Officer on approximately November 1, 2007. Mr. Mishler is joining Vital Signs from his current position as Corporate Controller of Fedders Corporation.

      William Craig resigned as the Company’s Chief Financial Officer effective October 5, 2007, to take a position with an investment firm.

      A copy of the press release disclosing these events is attached to this Current Report on Form 8-K as Exhibit 99.1.

     Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press release, dated October 10, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL SIGNS, INC.

By: /s/ Jay Sturm
       Name: Jay Sturm
       Title: Vice President / General Counsel

Dated: October 10, 2007